                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              JABIL CIRCUIT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               JABIL CIRCUIT, INC.

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JANUARY 13, 2000

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Jabil Circuit, Inc., a Delaware corporation (the "Company"), will be held on Thursday, January 13, 2000 at 10:00 a.m., local time, in the Sunset Ballroom at the Vinoy Country Club located at 600 Snell Isle Boulevard, St. Petersburg, Florida 33704 for the following purposes:

         1. To elect seven directors to serve for the ensuing year or until their successors are duly elected and qualified.

         2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Jabil Common Stock from 120,000,000 to 250,000,000 shares and to increase the number of authorized shares of Jabil Preferred Stock from 1,000,000 to 10,000,000 shares.

         3. To approve an amendment to the Company's 1992 Employee Stock Purchase Plan to increase by 500,000 the number of shares reserved for issuance thereunder.

         4. To approve an amendment to the Jabil Circuit, Inc. 1992 Stock Option Plan (the "Option Plan") to increase the shares reserved for issuance under the Option Plan from 5,892,472 as of October 21, 1999 to 9,392,472 shares.

         5. To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending August 31, 2000.

         6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on November 16, 1999 are entitled to notice of and to vote at the Annual Meeting.

      A list of all Stockholders entitled to vote at the 1999 Annual Meeting will be available for examination at the Office of General Counsel of Jabil Circuit, Inc., at 10560 9th Street North, St. Petersburg, Florida 33716, for the ten days before the meeting between 9:00 a.m. and 5:00 p.m., local time, and at the place of the Annual Meeting during the Annual Meeting.

      All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, date, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                              FOR THE BOARD OF DIRECTORS OF
                                              JABIL CIRCUIT, INC.

                                              Robert L. Paver
                                              General Counsel and Secretary

St. Petersburg, Florida
November 22, 1999

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                               JABIL CIRCUIT, INC.

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 13, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

      The enclosed Proxy is solicited on behalf of Jabil Circuit, Inc., a Delaware corporation ("Jabil" or the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, January 13, 2000 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held in the Sunset Ballroom at the Vinoy Country Club located at 600 Snell Isle Boulevard, St. Petersburg, Florida 33704. The Company's principal executive office is located at 10560 9th Street North, St. Petersburg, Florida 33716, and its telephone number at that location is (727) 577-9749.

      These proxy solicitation materials were mailed on or about November 22, 1999, together with the Company's 1999 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

      Stockholders of record at the close of business on November 16, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, __________ shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Other Information-Share Ownership by Principal Stockholders and Management." The closing sales price of the Company's Common Stock on the New York Stock Exchange ("NYSE") on the Record Date was $______ per share.

REVOCABILITY OF PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

      Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

      The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

      The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD" from a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as entitled to vote on the subject matter (the "Votes Cast") with respect to such matter.

      While abstentions (votes "withheld") will be counted for purposes of determining both the presence or absence for the transaction of business and the total number of Votes Cast with respect to a particular matter, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered Votes Cast and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than July 25, 2000 in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

FISCAL YEAR END

      The Company's fiscal year ends August 31.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

      A board of seven directors is to be elected at the Annual Meeting. The Board of Directors of the Company has authorized the nomination at the Annual Meeting of the persons named herein as candidates. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

      The names of the Company's nominees for director and certain information about them are set forth below:

NAME                                         AGE            PRINCIPAL POSITION
----                                         ---            ------------------
William D. Morean(4)....................     44       Chief Executive Officer and Chairman of the
                                                      Board of the Company
Thomas A. Sansone(4)....................     50       Vice Chairman of the Board of Directors
Timothy L. Main.........................     42       President and Director
Lawrence J. Murphy......................     57       Director
Mel S. Lavitt(3)........................     62       Director
Steven A. Raymund(1)(2)(3)..............     44       Director
Frank A. Newman(1)(2)...................     51       Director



-------------------
(1)   Member of the general Stock Option Committee.
(2)   Member of the Compensation Committee.
(3)   Member of the Audit Committee.
(4)   Member of the Stock Option Committee for non-officers and non-directors.

      Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There are no family relationships among any of the directors and executive officers of the Company.

      WILLIAM D. MOREAN. Mr. Morean has served as Chief Executive Officer and Chairman of the Board since 1988 and as a director since 1978. Mr. Morean joined the Company in 1977 and assumed management of day-to-day operations the following year. Prior to serving as Chief Executive Officer and Chairman of the Board, Mr. Morean served as President and Vice President and held various operating positions with the Company.

      THOMAS A. SANSONE. Mr. Sansone has served as Vice Chairman of the Board since January 1999, and as a director since 1983. Mr. Sansone joined the Company in 1983 as Vice President and served as President of Jabil from 1988 to January 1999. Prior to joining Jabil, Mr. Sansone was a practicing attorney.

      TIMOTHY L. MAIN. Mr. Main was appointed to the Board in October of 1999. Mr. Main was named President of Jabil in January 1999 after serving as Senior Vice President, Business Development since August 1996. He joined Jabil in April 1987 as a Production Control Manager, was promoted to Operations Manager in September 1987, to Project Manager in July 1989 and to Vice President Business Development in May 1991. Prior to joining us, Mr. Main was a commercial lending officer, international division for the National Bank of Detroit. Mr. Main has earned a B.S. from Michigan State University and an MIM from the American Graduate School of International Management (Thunderbird).

      LAWRENCE J. MURPHY. Mr. Murphy has served as a director of the Company since September 1989. Since September 1997, Mr. Murphy has also served as an independent consultant to the Company. From March 1992 until September 1997, Mr. Murphy served as a director of Core Industries, Inc., a diversified conglomerate, where he held various executive level positions since 1981, including the position of Executive Vice President and Secretary from September 1990 to September 1997. Prior to joining Core Industries, Inc., Mr. Murphy was a practicing attorney at the law firm of Bassey, Selesko, Couzens & Murphy, P.C. and a certified public accountant with the accounting firm of Deloitte & Touche.

      MEL S. LAVITT. Mr. Lavitt has served as a director of the Company since September 1991. Mr. Lavitt has been a Managing Director at the investment banking firm of C.E. Unterberg, Towbin (or its predecessor) since August 1992. From June 1987 until August 1992, Mr. Lavitt was President of Lavitt Management, a business consulting firm. From 1978 until June 1987, Mr. Lavitt served as an Administrative Managing Director for the investment banking firm of L.F. Rothschild, Unterberg, Towbin, Inc.

      STEVEN A. RAYMUND. Mr. Raymund has served as a director of the Company since January 1996. Mr. Raymund began his career at Tech Data Corporation, a distributor of personal computer products, in 1981 as Operations Manager. He became Chief Operating Officer in 1984 and was promoted to the position of Chief Executive Officer of Tech Data Corporation in 1986. Since 1991, Mr. Raymund has also served as Chairman of the Board of Tech Data Corporation.

      FRANK A. NEWMAN. Mr. Newman has served as a director of the Company since January 1998. Mr. Newman joined Eckerd Corporation, a drug store chain, in June 1993 as President and Chief Operating Officer, was appointed as President and Chief Executive Officer in February 1996 and assumed the additional position of Chairman of the Board in February 1997. From January 1986 until May 1993, Mr. Newman was the President and Chief Executive Officer of F&M Distributors, Inc. Mr. Newman currently is also a director of JoAnn Stores, Inc., Eckerd Corporation and AmSouth Bancorporation.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

      If a quorum is present and voting, the seven nominees for director receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

BOARD MEETINGS AND COMMITTEES

      The Board of Directors of the Company held a total of five meetings and took action by written consent eight times during the 1999 fiscal year. All Directors attended 75% or more of the aggregate number of Board meetings and committee meetings. The Board of Directors has a Compensation Committee, two Stock Option Committees and an Audit Committee; however, it currently has no nominating committee or other committee performing similar functions.

      The Compensation Committee, which currently consists of Messrs. Raymund and Newman, reviews and establishes specific compensation plans, salaries, bonuses and other benefits payable to the Company's executive officers. During fiscal year 1999, the Compensation Committee held one meeting.

      The Stock Option Committee that administers the Company's 1992 Stock Option Plan with respect to individuals who are neither directors nor officers of the Company consists of Messrs. Morean and Sansone. During Fiscal year 1999, the Stock Option Committee held no meetings, but took action by written consent eleven times.

      The Stock Option Committee that is generally empowered to administer the Company's 1992 Stock Option Plan with respect to all individuals and the 1992 Employee Stock Purchase Plan consists of Messrs. Raymund and Newman. During fiscal year 1999, the Stock Option Committee held no meetings, but took action by written consent seven times.

      The Audit Committee, which currently consists of Messrs. Raymund and Lavitt, reviews and evaluates the results and scope of the audit and other services provided by the Company's independent auditors. During fiscal year 1999, the Audit Committee held two meetings.

      During fiscal year 1999, each incumbent director attended all meetings held by all committees of the Board on which he served.

COMPENSATION OF DIRECTORS

      Non-employee directors receive $5,000 per Board of Directors meeting that they attend. No other director currently receives any cash compensation for attendance at Board of Directors or committee meetings. Directors are entitled to reimbursement for expenses incurred in connection with their attendance at Board of Directors meetings and committee meetings. In addition, non-employee directors are also eligible to receive stock option grants pursuant to the Company's 1992 Stock Option Plan, as amended. See "Other Information - Compensation Committee Interlocks and Insider Participation" for information regarding compensation payable to Mr. Murphy for certain consulting services.

                                 PROPOSAL NO. 2

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK

GENERAL

      The Company's Certificate of Incorporation, as currently in effect (the "Certificate"), provides that the Company is authorized to issue two classes of stock consisting of 120,000,000 shares of Common Stock, $0.001 par value per share, and 1,000,000 shares of Preferred Stock, $0.001 par value per share. In October 1999, the Board of Directors authorized an amendment to the Certificate to increase the authorized number of shares of Common Stock to 250,000,000 shares and to increase the authorized number of shares of Preferred Stock to 10,000,000 shares. The stockholders are being asked to approve at the Annual Meeting such amendment to the Certificate. Under the proposed amendment, the first paragraph of the Article numbered "Fourth" of the Certificate would be amended to read as follows:

         "This corporation is authorized to issue two classes of shares to be designated respectively Preferred Stock ("Preferred") and Common Stock ("Common"). The total number of shares of Preferred this corporation shall have authority to issue shall be 10,000,000, $0.001 par value, and the total number of shares of Common which this corporation shall have the authority to issue shall be 250,000,000, $0.001 par value."

      The Company currently has 120,000,000 authorized shares of Common Stock and 1,000,000 authorized shares of Preferred Stock. Of this authorized number, _________ shares of common stock and ______ shares of Preferred Stock were issued and outstanding as of the Record Date. In addition, as of October 21, 1999, a total of 5,892,472 shares of Common Stock were reserved for future grant or for issuance upon the exercise of outstanding options under the Option Plan and 469,680 shares were reserved for issuance under the 1992 Employee Stock Purchase Plan.

PURPOSE AND EFFECT OF THE AMENDMENT

      The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends or stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees, officers or directors or to pursue other matters. The Board of Directors as of the date of this Proxy has no agreement, arrangement or intention to issue any of the shares for which approval is sought. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common stock, except as may be required by applicable law.

      The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

POTENTIAL ANTI-TAKEOVER EFFECT

      The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law and stock exchange policies) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company.

      The Company is not presently aware of any pending or proposed transaction involving a change in control of the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to approve the amendment to the Company's Certificate of Incorporation. Both abstentions and broker non-votes will have the same effect as votes against this proposal.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL NO. 3

           APPROVAL OF AMENDMENT OF 1992 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

         The 1992 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in November 1992 and was approved by the stockholders in December 1992. The Purchase Plan was amended in 1997 to increase the size of the Purchase Plan. A total of 2,410,000 shares have been reserved and are currently available for issuance under the Purchase Plan. The Purchase Plan, which is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), permits eligible employees to purchase Common Stock through payroll deductions at a price equal to 85% of the fair market value of the Common Stock at the beginning or at the end of each offering period, whichever is lower. Employees are eligible to participate after one year of employment if they are regularly employed by the Company for at least 20 hours per week and more than five months per calendar year. As of October 21, 1999, a total of 1,940,320 shares had been purchased under the Purchase Plan.

PROPOSAL

         In October 1999, the Board of Directors adopted an amendment to increase the aggregate number of shares reserved and currently available for issuance under the Purchase Plan by 500,000 shares, from 469,680 to 969,680 shares. At the Annual Meeting, the stockholders are being requested to approve this amendment.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Affirmative votes constituting a majority of the Votes Cast will be required to approve the amendment to the Purchase Plan.

         The continued success of the Company depends upon its ability to attract and retain highly qualified and competent employees. The Purchase Plan enhances that ability and provides additional incentive to such personnel to advance the interests of the Company and its stockholders.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF 1992 EMPLOYEE STOCK PURCHASE PLAN

         Certain features of the Purchase Plan are outlined below.

         PURPOSE. The purpose of the Purchase Plan is to provide employees of the Company and its subsidiary with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Purchase Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code, as amended. The provisions of the Purchase Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         ADMINISTRATION. The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board (the "Administrator") and is currently administered by the Stock Option Committee of the Board. Every finding, decision and determination by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

         ELIGIBILITY. Employees are eligible to participate after one year of employment if they are regularly employed by the Company for at least 20 hours per week and more than five months per calendar year. Participation in the Purchase Plan ends automatically on termination of employment with the Company. Eligible employees may become a participant by completing a subscription agreement authorizing payroll deductions and filing it with the Company's payroll office at least ten business days prior to the applicable enrollment date.

         OFFERING PERIODS. The Purchase Plan is implemented by consecutive six month offering periods commencing on the first trading day on or after January 1 and July 1 of each year.

         PURCHASE PRICE. The purchase price per share of the shares offered under the Purchase Plan in a given offering period shall be the lower of 85% of the fair market value of the Common Stock on the enrollment date or 85% of the fair market value of the Common Stock on the exercise date. The fair market value of the Common Stock on a given date shall be the closing sale price of the Common Stock for such date as reported by the New York Stock Exchange.

         PAYROLL DEDUCTIONS. The purchase price for the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the plan to include all regular straight time earnings and any payments for overtime, shift premiums, commissions, incentive compensation, incentive payments, regular bonuses and other compensation for a given offering period. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period. Payroll deductions shall commence on the first payday following the enrollment date, and shall end on the exercise date of the offering period unless sooner terminated as provided in the Purchase Plan.

         GRANT AND EXERCISE OF OPTION. The maximum number of shares placed under option to a participant in an offering is that number determined by dividing the amount of the participant's total payroll deductions to be accumulated prior to an exercise date by the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or on the exercise date. Unless a participant withdraws from the Purchase Plan, such participant's option for the purchase of shares will be exercised automatically on each exercise date for the maximum number of whole shares at the applicable price.

         Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor shall any employee be granted an option which would permit the employee to buy under all employee stock purchase plans of the Company more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

         (a) WITHDRAWAL; TERMINATION OF EMPLOYMENT. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company. A participant may withdraw all, but not less than all, of the payroll deductions credited to such participant's account and not yet used by giving written notice to the Company.

         (b) TRANSFERABILITY. No rights or accumulated payroll deductions of a participant under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or by designation of a beneficiary as provided in the Purchase
Plan) and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

         (c) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL. Subject to any required action by the stockholders of the Company, the shares reserved under the Purchase Plan, as well as the price per share of Common Stock covered by each option under the Purchase Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all the assets of the Company or a merger of the Company with or into another corporation, the Purchase Plan provides that each option under the plan be assumed or an equivalent option be substituted by the successor or purchaser corporation, unless the Board determines to shorten the offering period.

         (d) AMENDMENT AND TERMINATION. The Board of Directors of the Company may at any time and for any reason terminate or amend the Purchase Plan. Except as provided in the Purchase Plan, no such termination can affect options previously granted, provided that an offering period may be terminated by the Board of Directors on any exercise date if the Board determines that the termination of the Purchase Plan is in the best interests of the Company and its stockholders. Except as provided in the Purchase Plan, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval of any amendment to the Purchase Plan in such a manner and to such a degree as required.

         Unless terminated sooner, the Purchase Plan will terminate in November 2002.

FEDERAL TAX INFORMATION FOR THE PURCHASE PLAN

         The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax, and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

         The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

                                 PROPOSAL NO. 4

             APPROVAL OF AMENDMENTS OF THE JABIL CIRCUIT, INC. 1992
                                STOCK OPTION PLAN

      The Jabil Circuit, Inc. 1992 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors in November 1992 and was approved by the stockholders in December 1992. The Option Plan was amended in 1995, 1996 and 1998 to increase the size of the Option Plan. As of October 21, 1999, a total of 5,892,472 shares are reserved for issuance under the Option Plan. The Option Plan provides for the granting to employees (including employee officers and directors) of the Company of incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended ("the Code"), and for the granting of nonstatutory stock options and stock purchase rights to employees and consultants (including non-employee directors) of the Company. The Option Plan also permits the Company to grant stock purchase rights to purchase Common Stock either alone, in addition to, or in tandem with, other awards granted under the Option Plan and/or cash awards made outside of the Option Plan. To date no stock purchase rights have been granted under the Option Plan.

PROPOSAL

      In October 1999, the Board of Directors adopted an amendment to the Option Plan, subject to stockholder approval. The amendment to the Option Plan provides for an increase in the aggregate number of shares reserved for issuance under the Option Plan from the 5,892,472 shares reserved on October 21, 1999 to 9,392,472 shares (the "Reserved Share Amendment"). As of the date of the approval by the Board of Directors of the Reserve Share Amendment, October 21, 1999, options to purchase a total of 2,985,157 shares were outstanding under the Option Plan, and 2,907,315 shares remained available for future grants. Since that date, the Stock Option Committee has granted options to purchase an additional ____________ shares.

      The Reserved Share Amendment is proposed in order to give the Board of Directors flexibility to grant stock options under the Option Plan. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. Moreover, option grants align the interests of the employees with the interests of the stockholders. When the Company performs well, employees are rewarded along with other stockholders. The Company believes that option grants are of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

      In connection with the Company's acquisition by merger of GET Manufacturing, Inc. ("GET") and its subsidiaries, the Company issued options to purchase approximately 611,543 shares of common stock under the Option Plan, rather than reserve an equivalent number of shares of common stock to be issued under GET's stock option plan that existed at the time of the acquisition of GET.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

      Affirmative votes constituting a majority of the Votes Cast will be required to approve the amendments to the Option Plan.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY DESCRIPTION OF OPTION PLAN

      The following is a description of certain features and effects of the Option Plan.

      PURPOSE. The purposes of the Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

      ADMINISTRATION. The Option Plan may be administered by the Board of Directors or one or more committees of the Board (the "Administrator"), at least one of which committees is required to be constituted to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable laws. Subject to the other provisions of the Option Plan, the Administrator has the power to determine the terms of any options and stock purchase rights granted, including the exercise price, the number of shares subject to the option or stock purchase right and the exercisability thereof. The Option Plan is currently administered by two separate Stock Option Committees of the Board. One committee administers the Option Plan as to individuals who are neither officers nor directors of the Company, while the other committee may administer the Option Plan as to all individuals.

      ELIGIBILITY. The Option Plan provides that the Administrator may grant nonstatutory stock options and stock purchase rights to employees and consultants, including non-employee directors. The Administrator may grant incentive stock options only to employees. An optionee who has received a grant of an option or a stock purchase right may, if he is otherwise eligible, receive additional option or stock purchase right grants. With respect to any optionee who owns stock possessing 10% or more of the voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise price of any incentive stock option granted to such optionee must equal at least 110% of the fair market value on the grant date and the maximum term of the option must not exceed five years. The term of all other options granted under the Option Plan may not exceed ten years. The Administrator selects the optionees and determines the number of shares of Common Stock to be subject to each option. In making such determination, the Administrator shall take into account the duties and responsibilities of the employee or consultant, the value of his services, his potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors. The Administrator shall not grant to any employee in any fiscal year of the Company options to purchase more than 1,765,040 shares of Common Stock.

      TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Option Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

         (a) EXERCISE PRICE. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, the exercise price of an incentive stock option must not be less than 100% (110% if issued to a 10% Stockholder) of the fair market value of the Common Stock on the date the option is granted. For so long as the Company's Common Stock is traded on the NYSE, the fair market value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such system on the last market trading day prior to the date of determination of such fair market value.

         (b) EXERCISE OF THE OPTION. Each stock option agreement specifies the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Administrator. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

         (c) FORM OF CONSIDERATION. The consideration to be paid for the shares of Common Stock issued upon exercise of an option is determined by the Administrator and set forth in the option agreement. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, other shares of the Company's Common Stock, any combination thereof, or any other legally permissible form of consideration as may be provided in the option agreement.

         (d) TERMINATION OF EMPLOYMENT. In the event an optionee's continuous status as an employee or consultant terminates for any reason (other than upon the optionee's death or disability), the optionee may exercise his option, but only within such period of time not to exceed 12 months from the date of such termination as is determined by the Administrator (with such determination being made at the time of grant and not exceeding 90 days in the case of an incentive stock option) and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event may the option be exercised later than the expiration of the term of such option as set forth in the option agreement).

         (e) DISABILITY. In the event an optionee's continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise his option, but only within 12 months from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event may the option be exercised later than the expiration of the term of such option as set forth in the option agreement).

         (f) DEATH. In the event of an optionee's death, the optionee's estate or a person who acquired the right to exercise the deceased optionee's option by bequest or inheritance may exercise the option, but only within 12 months following the date of death, and only to the extent that the optionee was entitled to exercise it at the date of death (but in no event may the option be exercised later than the expiration of the term of such option as set forth in the option agreement).

         (g) TERMINATION OF OPTIONS. Excluding options issued to 10% Stockholders, options granted under the Option Plan expire 10 years from the date of grant. No option may be exercised by any person after the expiration of its term.

         (h) NONTRANSFERABILITY OF OPTIONS. An option is not transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

         (i) VALUE LIMITATION. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

         (j) OTHER PROVISIONS. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Administrator. Shares covered by options which have terminated and which were not exercised prior to termination will be returned to the Option Plan.

      TERMS AND CONDITIONS OF STOCK PURCHASE RIGHTS. Each grant of stock purchase rights under the Option Plan is evidenced by a restricted stock purchase agreement between the rightholder and the Company and is subject to the following terms and conditions.

         (a) RIGHTS TO PURCHASE. The Option Plan permits the Company to grant rights to purchase Common Stock of the Company either alone, in addition to, or in tandem with other awards granted under the Option Plan and/or cash awards made outside of the Option Plan. Upon the granting of a stock purchase right under the Option Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the fair market value of the shares as of the date of the offer), and the time within which the offeree must accept such offer, which may not exceed six months from the date upon which the Administrator made the determination to grant the stock purchase right. The offer must be accepted by the execution of a restricted stock purchase agreement between the Company and the offeree.

         (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the restricted stock purchase agreement grants the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement is the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option lapses at a rate determined by the Administrator.

         (c) OTHER PROVISIONS. The restricted stock purchase agreement may also contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Administrator in its sole discretion.

         (d) RIGHTS AS A STOCKHOLDER. Once the stock purchase right is exercised, the purchaser has all the rights of a stockholder of the Company.

         (e) NONTRANSFERABILITY OF STOCK PURCHASE RIGHTS. A stock purchase right is nontransferable by the rightholder, other than by will or the laws of descent and distribution, and is exercisable during the rightholder's lifetime only by the rightholder. In the event of the rightholder's death, the stock purchase right may be exercised by a person who acquires the right to exercise the stock purchase rights by bequest or inheritance.

         (f) ADJUSTMENT UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS. In the event of changes in the outstanding stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other change in the capital structure of the Company, an appropriate adjustment shall be made by the Board of Directors in: (i) the number of shares of Common Stock subject to the Option Plan, (ii) the number and class of shares of Common Stock subject to any option or stock purchase right outstanding under the Option Plan, and (iii) the exercise price of any such outstanding option or stock purchase right. The determination of the Board of Directors as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of the Company, all outstanding options and stock purchase rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. The Board may, in the exercise of its sole discretion in such instances, declare that any option and stock purchase right shall terminate as of a date fixed by the Board and give each optionee or rightholder the right to exercise his option or stock purchase right as to all or any part of the optioned or restricted stock, including shares as to which the option or stock purchase right would not otherwise be exercisable.

         In the event of a merger of the Company with or into another corporation, the sale of substantially all of the assets of the Company or the acquisition by any person, other than the Company, of 50% or more of the Company's then outstanding securities, each outstanding option and stock purchase right shall be assumed or an equivalent option and stock purchase right shall be substituted by the successor corporation; provided, however, if such successor or purchaser refuses to assume the then outstanding options or stock purchase rights, the Option Plan provides for the acceleration of the exercisability of all or some outstanding options and stock purchase rights.

         (g) AMENDMENT AND TERMINATION OF THE OPTION PLAN. The Board may at anytime amend, alter, suspend or terminate the Option Plan. The Company shall obtain stockholder approval of any amendment to the Option Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Any amendment or termination of the Option Plan shall not affect options or stock purchase rights already granted and such options or stock purchase rights shall remain in full force and effect as if the Option Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee or rightholder and the Company, which agreement must be in writing and signed by the optionee or rightholder and the Company. In any event, the Option Plan shall terminate in November 2002. Any options or stock purchase rights outstanding under the Option Plan at the time of its termination shall remain outstanding until they expire by their terms.

FEDERAL TAX INFORMATION

      Pursuant to the Option Plan, the Company may grant either "incentive stock options," as defined in Section 422 of the Code, nonstatutory options or stock purchase rights.

      An optionee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

      All options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she receives a nonstatutory option grant. However, upon exercise of the nonstatutory option, the optionee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

      Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is usually purchased upon exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the shares cease to be subject to substantial risk of forfeiture. The shares will generally cease to be subject to a substantial risk of forfeiture when they are no longer subject to the Company's right to repurchase the stock at the original purchase price upon the purchaser's termination of employment with the Company (i.e., as the shares "vest"). At such times, the purchaser will recognize the ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date of vesting. However, a purchaser may accelerate to the date of purchase his recognition of ordinary income, if any, and the beginning of any capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, would be equal to the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period would commence on the purchase date. The ordinary income recognized by a purchaser who is an employee will be treated as wages and will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the amount and at the time the purchaser recognizes ordinary income. Different rules may apply in the case of corporate insiders.

      The foregoing is only a summary of the effect of federal income taxation upon the optionee or rightholder and the Company with respect to the grant and exercise of options and stock purchase rights under the Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

                                 PROPOSAL NO. 5

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected KPMG LLP to audit the financial statements of the Company for the fiscal year ending August 31, 2000. KPMG LLP (or its predecessor firm) has audited the Company's financial statements since the fiscal year ended August 31, 1984. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

      Ratification of the appointment of the Company's independent auditors requires the affirmative vote of a majority of the Votes Cast. In the event that the stockholders do not approve the selection of KPMG LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                OTHER INFORMATION

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date by: (i) each of the Company's directors and nominees for director; (ii) each of the Named Officers listed in the Summary Compensation Table below; (iii) all current directors and executive officers of the Company as a group; and (iv) each person known by the Company to own beneficially more than 5% of the outstanding shares of its Common Stock. The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. A total of ____________ shares of the Company's Common Stock were issued and outstanding as of the Record Date.


                                                                               Number of                 Percent of
Directors, Named Officers and Principal Stockholders                            Shares                     Total
----------------------------------------------------                           ---------                 ----------
Principal Stockholders:
William D. Morean(1)(2)........................................                 20,899,910                 ______
  c/o Jabil Circuit, Inc.
  10560-9th Street North
  St. Petersburg, Florida 33716

Audrey M. Petersen(1)(3).......................................                 14,438,688                 ______
  c/o Jabil Circuit, Inc.
  10560-9th Street North
  St. Petersburg, Florida 33716

Putnam Investments, Inc.(4)....................................                  8,393,008                 ______
  One Post Office Square
  Boston, Massachusetts 02109

Directors(5):
Thomas A. Sansone(6)...........................................                  3,459,056                 ______
Timothy L. Main(7).............................................                    161,870                      *
Lawrence J. Murphy(8)..........................................                     97,134                      *
Mel S. Lavitt(9)...............................................                    111,560                      *
Steven A. Raymund(10)..........................................                     40,160                      *
Frank A. Newman(11)............................................                     11,760                      *

Named Officers(5):
Wesley B. Edwards(12)..........................................                    182,385                      *
Ronald J. Rapp(13).............................................                     38,024                      *
All current directors and executive officers as a group
  (22 persons)(14).............................................                 25,569,336                 ______



-------------------
*     Less than one percent.

(1) Includes 11,411,000 shares held by the William E. Morean Residual Trust, as to which Mr. Morean and Ms. Audrey Petersen (Mr. Morean's mother) share voting and dispositive power as members of the Management Committee created under the Trust. Ms. Petersen is also a co-trustee of the Trust.

(2) Includes (i) 9,268,750 shares held of record by Cheyenne Holdings Limited Partnership, a Nevada limited partnership, of which Morean Management Company is the sole general partner, as to which Mr. Morean has sole voting and dispositive power, (ii) 200,000 shares held of record by Eagle's Wing Foundation, a private charitable foundation of which Mr. Morean is a director and with respect to which Mr. Morean may be deemed to have shared voting and dispositive power, and (iii) 20,160 shares subject to options held by Mr. Morean that are exercisable within 60 days of the Record Date.

(3) Includes (i) 3,027,688 shares held by Morean Limited Partnership, a North Carolina limited partnership, of which Morean-Petersen, Inc. is the sole general partner, as to which Ms. Petersen has shared voting and dispositive power; Ms. Petersen is the President of Morean-Petersen, Inc., and (ii) 11,411,000 shares held by the William E. Morean Residual Trust.
(4) We obtained information about shares owned by PI from a Schedule 13F filed by PI with the SEC as of July 9, 1999. As reported in PI's earlier
      Schedule 13G's, securities reported as being beneficially owned by PI consist of securities beneficially owned by subsidiaries of PI, which in turn include securities beneficially owned by clients of such subsidiaries. PI, which is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., wholly owns two other subsidiaries, Putnam Management and Putnam Advisory. Both subsidiaries have dispositive power over the shares as investment managers, but each of the mutual funds' trustees have voting power over the shares held by each fund, and Putnam Advisory has shared voting power over the shares held by institutional clients of the fund. The Schedule 13G includes a disclaimer that the filing is not an admission that they are, for the purposes of Section 13(d) and 13(g), the beneficial owner of any securities covered by the Schedule 13G, and that neither of them has any power to vote or dispose of, or direct the voting or disposition of, any of the securities covered by the Schedule 13G.
(5) Mr. Morean is a Director and Named Officer of the Company in addition to being a Principal Stockholder.
(6) Includes (i) 505,000 shares held by TASAN Limited Partnership, a Nevada limited partnership, of which TAS Management, Inc. is the sole general partner, as to which Mr. Sansone has sole voting and dispositive power; Mr. Sansone is President of TAS Management, Inc.; (ii) 377,000 shares held by Life's Requite, Inc., a private charitable foundation of which Mr. Sansone is a director and as to which Mr. Sansone may be deemed to have shared voting and dispositive power, and (iii) 2,577,056 shares subject to options held by Mr. Sansone that are exercisable within 60 days of the Record Date.
(7) Includes 64,740 shares subject to options held by Mr. Main that are exercisable within 60 days of the Record Date.
(8) Includes 89,134 shares subject to options held by Mr. Murphy that are exercisable within 60 days of the Record Date.
(9) Includes 106,560 shares subject to options held by Mr. Lavitt that are exercisable within 60 days of the Record Date.
(10) Includes 3,840 shares subject to options held by Mr. Raymund that are exercisable within 60 days of the Record Date.
(11) Represents shares subject to options held by Mr. Newman that are exercisable within 60 days of the Record Date.
(12) Includes 124,426 shares subject to options held by Mr. Edwards that are exercisable within 60 days of the Record Date.
(13) Includes 18,024 shares subject to options held by Mr. Rapp that are exercisable within 60 days of the Record Date.
(14) Includes 3,361,556 shares subject to options held by 18 executive officers and four non-employee directors that are exercisable within 60 days of the Record Date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

Based solely on its review of the copies of such forms received by the Company from certain reporting persons, the Company believes that, during the fiscal year ended August 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company's Compensation Committee was formed in November 1992 and is currently composed of Messrs. Newman and Raymund. No member of the Compensation Committee is currently or was formerly an officer or an employee of the Company or its subsidiaries.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table shows, as to (i) the Chief Executive Officer, and (ii) each of the four other most highly compensated executive officers (a) whose salary plus bonus exceeded $100,000 during the last fiscal year, and (b) who served as executive officers at fiscal year end, in addition to any individuals who were not serving as executive officers at fiscal year end but who, if they had been, would have been included among the four most highly compensated executive officers (collectively the "Named Officers"), information concerning compensation paid for services to the Company in all capacities during the three fiscal years ended August 31, 1999:

                                                                ANNUAL COMPENSATION(1)
                                            FISCAL       --------------------------------             ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR          SALARY($)           BONUS($)           COMPENSATION($)(2)
---------------------------                 ------       -----------        ------------          -------------------
William D. Morean.......................     1999        $   424,424        $   325,000             $  48,722
  Chairman of the Board and                  1998            369,231            300,000                49,532
  Chief Executive Officer                    1997            284,616            340,736                62,299

Thomas A. Sansone.......................     1999           424.424             325,000                48,722
  Vice Chairman of Board of Directors        1998            369,231            300,000                41,206
                                             1997            284,616            217,054                62,269

Ronald J. Rapp..........................     1999           274,423            139,537                 28,406
  Vice President,                            1998            234,616            150,000                33,831
  Operational Development                    1997            189,231            150,364                30,528

Timothy L. Main.........................     1999           298,846            151,557                 33,329
  President and Director                     1998            234,616            100,000                29,294
                                             1997            189,000            125,000                26,489

Wesley B. Edwards.......................     1999           248,846            139,537                 25,835
  Senior Vice President,                     1998            184,616            100,000                28,845
  Operations                                 1997            145,385            130,242                20,479



-----------------------

(1) Compensation deferred at the election of executive is included in the year earned.
(2) Represents payments pursuant to the Company's Profit Sharing Plan. The Board of Directors determines the aggregate amount of payments under the plan based on quarterly financial results. The actual amount paid to individual participants is based on the participant's salary and bonus actually paid (not necessarily earned) during such quarter.

      During the last three fiscal years, the Company has not provided to the Named Officers any compensation disclosable as "Other Annual Compensation" (except for perquisites that, for any Named Officer, were less than the lesser of $50,000 or 10% of such Named Officer's total salary and bonus), nor has it granted any restricted stock awards or options to Named Officers. The Company does not have any long-term incentive plans within the meaning of SEC rules.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information as to stock options granted to all Named Officers during the fiscal year ended August 31, 1999. These options were granted under our 1992 Stock Option Plan and, unless otherwise indicated, provide for vesting as to 12% of the underlying common stock six months after the date of grant, then 2% per month thereafter. Options were granted at an exercise price equal to 100% of the fair market value of our common stock on the date of grant. The amounts under "Potential Realizable Value at Assumed Annual Rate of Stock Appreciation for Option Term" represent the hypothetical gains of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over their exercise price for the full ten-year term of the options. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

                                                                                            Potential Realizable
                                            Percent                                           Value at Assumed
                          Number of          Total                                          Annual Rate of Stock
                         Securities         Options                                        Price Appreciation for
                         Underlying       Granted to        Exercise                            Option Term ($)
                           Options       Employees in      Price Per      Expiration    ----------------------------
         Name             Granted(#)      Fiscal Year        Share            Date            5%               10%
         ----           -------------  -----------------  ------------  --------------  ------------       ---------
Morean, William D.          63,000           3.70%            11.75        09/01/2008       465,539        1,179,768

Sansone, Thomas A.          50,800           2.98%            11.75        09/01/2008       375,387          951,305

Rapp, Ronald J.             39,400           2.31%            11.75        09/01/2008       291,147          737,823
                            20,000           1.17%            24.41        11/17/2008       306,906          777,873

Main, Timothy L.           120,000           7.05%            24.41        11/17/2008     1,841,435        4,667,239
                           100,000           5.87%            31.50        02/08/2009     1,981,018        5,020,288
                            32,000           1.88%            11.75        09/01/2008       236,464          599,247

Edwards, Wesley B.          31,800           1.87%        $   11.75        09/01/2008   $   234,986      $   595,502
                            60,000           3.52%            24.41        11/17/2008       920,717        2,333,619




OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

      The following table sets forth certain information concerning the exercise of options during the fiscal year ended August 31, 1999, and the aggregate value of unexercised options at August 31, 1999, for each of the Named Officers. The Company does not have any outstanding stock appreciation rights.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES



                                                            Number of Securities
                                                           Underlying Unexercised         Value of Unexercised
                                                                 Options at              In-The-Money Options at
                              Shares                         August 31, 1999(#)           August 31, 1999($)(2)
                            Acquired on       Value      --------------------------   ---------------------------
Name                        Exercise(#)  Realized($)(1)  Exercisable  Unexercisable   Exercisable   Unexercisable
----                        -----------  --------------  -----------  -------------   -----------   -------------

William D. Morean.......           -                         13,860       49,140     $    458,246     $1,624,691
Thomas A. Sansone.......           -                      2,571,975       39,625      114,011,375      1,310,102
Ronald J. Rapp..........           -                         12,417       46,983          363,062      1,347,650
Timothy L. Main.........                                     41,539      210,461          851,533      3,986,017
Wesley B. Edwards.......      50,000      $1,820,000        116,245       73,555        4,723,555      1,814,737


-------------------


(1) The closing price for Jabil's common stock as reported through the NYSE on August 31, 1999 was $44.8125. "Value Realized" is calculated on the basis of the difference between the option exercise price and $44.8125 multiplied by the number of shares of Common Stock to which the exercise relates.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Common Stock on August 31, 1999, the last day of trading for fiscal 1999.

                              CERTAIN TRANSACTIONS

      C.E. Unterberg, Towbin (or its predecessors) has performed certain investment banking services for the Company in the past and may be asked to perform investment banking services for the Company in the future. Mel S. Lavitt, a director of the Company, is a Managing Director of C.E. Unterberg, Towbin.

      Mr. Murphy is currently working for the Company as a consultant on a part-time basis. In exchange for providing the Company with consulting services, Mr. Murphy received $150,000 during fiscal year 1999, and was granted an option during fiscal year 1999 to purchase 30,000 shares of the Company's Common Stock.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

      THE COMMITTEE'S RESPONSIBILITIES: The Compensation Committee of the Board (the "Committee") has responsibility for setting and administering the policies which govern executive compensation. The Committee is composed entirely of outside directors. Reports of the Committee's actions are presented to the full Board. The purpose of this report is to summarize the philosophical principals, specific program objectives and other factors considered by the Committee in reaching its determinations regarding the compensation of the Company's executive officers.

      COMPENSATION PHILOSOPHY: The Committee has approved principals for the management compensation program which:

      o     encourage the development and the achievement of strategic objectives that enhance long-term stockholder value,
      o     attract, retain and motivate key personnel who contribute to long-term success of the Company, and
      o provide a compensation package that recognizes individual contributions and Company performance.

      COMPENSATION METHODOLOGY: Jabil strives to provide a comprehensive executive compensation program that is competitive and performance-based in order to attract and retain superior executive talent. The Committee reviews market data and assesses Jabil's competitive position for three components of executive compensation: (1) base salary, (2) annual incentives, and (3) long-term incentives. To assist in benchmarking the competitiveness of its compensation programs, Jabil uses William M. Mercer Incorporated ("Mercer"), a nationally recognized executive compensation firm. Mercer utilizes a number of national compensation surveys and provides databases for companies of similar size to the Company, as well as specific analysis of the compensation information contained in the proxy statements of a number of companies in the same industry as the Company.

      COMPONENTS OF COMPENSATION:

      o BASE SALARY. Base salary for all executive officer positions is targeted to be competitive with the average salaries of comparable executives at technology companies of similar size and is also intended to reflect consideration of an officer's experience, business judgment, and role in developing and implementing overall business strategy for the Company. The Committee believes that the Company's compensation of executive officers falls within the median of industry compensation levels. Base salaries are based upon qualitative and subjective factors, and no specific formula is applied to determine the weight of each factor.

      o BONUSES. Bonuses for executive officers are intended to reflect the Company's belief that a significant portion of the annual compensation of the executive should be contingent upon the performance of the Company, as well as the individual's contribution. Bonuses are paid on an annual or quarterly basis and are based on qualitative and subjective factors, including the pre-tax profitability of the Company, business development, operational performance, earnings per share and other measures of performance appropriate to the officer compensated.

      o LONG-TERM INCENTIVES. The Company utilizes stock options as long-term incentives to attract and retain key personnel or reward exceptional performance. Stock options are granted periodically by the Stock Option Committee and are based on both qualitative and subjective factors. Options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the last market trading day prior to the date of determination (determined in accordance with the option plan) and grants made during the last fiscal year vest over a period of 50 months. This is designed to create an incentive to increase stockholder value over the long-term since the options will provide value to the recipient only when the price of the stock increases above the exercise price.

      CHIEF EXECUTIVE OFFICER AND PRESIDENT COMPENSATION: The base salaries of Messrs. Morean and Main were increased to be competitive with the average salaries of comparable executives at technology companies of similar size, based on the findings of the Mercer report, and to reflect the overall operating performance of the Company during fiscal year 1999. The Compensation Committee also awarded bonuses to Messrs. Morean and Main based upon certain subjective factors and the overall operating performance of the Company during fiscal year 1999.

      IRS LIMITS ON DEDUCTIBILITY OF COMPENSATION: Section 162(m) of the Internal Revenue Code of 1986, as amended, with certain exceptions, limits the Company's tax deduction for compensation paid to Named Executives to $1,000,000 per covered executive year. The Company expects no adverse tax consequences under Section 162(m) for fiscal year 1999.

                                            By the Compensation Committee



                                            FRANK A. NEWMAN
                                            STEVEN A. RAYMUND

                      COMPANY STOCK PRICE PERFORMANCE GRAPH

      The following Performance Graph shows a comparison of cumulative total stockholder return for the Company, the NYSE stock market - US Companies and the stock market - Computer manufacturers for the 1999 fiscal year. Note that historic stock price performance is not necessarily indicative of future price performance.

                         [STOCK PRICE PERFORMANCE GRAPH]


INDEX                                08/31/1994   08/31/1995   08/31/1996    08/31/1997   08/31/1998   08/31/1999
-----                                ----------   ----------   ----------    ----------   ----------   ----------

Jabil Circuit, Inc.                       100.0        200.0        181.5        1755.6        696.3       2655.6
NYSE Stock Market (US Companies)          100.0        119.5        141.5         193.5        202.6        263.1
Nasdaq    Computer    Manufacturers       100.0        175.5        208.7         331.8        403.1        931.3
Stocks



                                  OTHER MATTERS

      The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

      It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to mark, date, execute and return, at your earliest convenience, the accompanying proxy card in the enclosed envelope.

                                                     THE BOARD OF DIRECTORS

St. Petersburg, Florida
November 22, 1999

                                   DETACH HERE




                               JABIL CIRCUIT, INC.

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                         ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby appoints ROBERT L. PAVER and CHRIS A. LEWIS, or either of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned to represent the undersigned and vote all shares of the Common Stock of Jabil Circuit, Inc., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Jabil Circuit, Inc., to be held at The Vinoy Country Club, Sunset Ballroom, 600 Snell Isle Boulevard, St. Petersburg, Florida 33704, on Thursday, January 13, 2000, at 10:00 a.m. and at any adjournments thereof, upon the matters set forth on the reverse side and more fully described in the Notice and Proxy Statement for said Annual Meeting and in their discretion upon all other matters that may properly come before said Annual Meeting.



                                                              -----------
                                                              SEE REVERSE
                                                                 SIDE
                                                              -----------


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                   DETACH HERE

      PLEASE MARK
[X]   VOTES AS IN
      THIS EXAMPLE.

      THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTOR, FOR PROPOSALS 2 AND 3, 4 AND 5, AND AS THE PROXYHOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

1.    Election of Directors                                                                FOR     AGAINST  ABSTAIN
                                                                                         ---------------------------
NOMINEES:        William D. Morean, Thomas A. Sansone,      2.  To approve an amendment    [  ]      [  ]     [  ]
                 Timothy L. Main, Lawrence J. Murphy,           to the Company's
                 Mel S. Lavitt, Steven A. Raymund               Certificate
                 and Frank A. Newman                            of Incorporation to
                                                                increase
                FOR               WITHHELD                      the number of
            [ ] ALL          [  ] FROM ALL                      authorized shares
                NOMINEES          NOMINEES                      of Common Stock from
                                                                120,000,000 to
 [ ]__________________________________________________          250,000,000
For all nominees except as noted on the line above              and the number of
                                                                authorized
                                                                shares of Preferred
                                                                Stock from 1,000,000 to
                                                                10,000,000.

---------------------------------------------------------

                                                            3.  To approve an amendment    [  ]      [  ]     [  ]
                                                                to the Company's 1992
                                                                Employee Stock Purchase
                                                                Plan to increase
                                                                by 500,000 the number
                                                                of shares reserved for
                                                                issuance thereunder.

                                                            4.  To approve an amendment    [  ]      [  ]     [  ]
                                                                to the Jabil Circuit,
                                                                Inc. 1992 Stock Option
                                                                Plan to (i) increase
                                                                the shares reserved for
                                                                issuance under the plan
                                                                from 5,892,472 as of
                                                                October 21, 1999 to
                                                                9,392,472 shares.

                                                            5.  To ratify the selection
                                                                of KPMG LLP as independent
                                                                auditors for the Company

                                                            6.  With discretionary
                                                                authority on such other
                                                                matters as may properly come
                                                                before the Annual Meeting.

                                               MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING             [  ]

                                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                  [  ]

                                               The Annual Meeting may be held as scheduled only if a majority of the shares outstanding are represented at the Annual Meeting by attendance or proxy. Accordingly, please complete this
                                               proxy, and return it promptly in the enclosed envelope.

                                               Please date and sign exactly as your name(s) appear on your shares. If signing for estates, trusts, partnerships,
                                               corporations or other entities, your title or capacity should be stated. If shares are held jointly, each holder should sign.


DATED:                              1999
      ------------------------------

---------------------------------------------     ---------------------------------------------
PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY     Signature
CARD PROMPTLY USING THE ENCLOSED ENVELOPE


                                                  ---------------------------------------------
                                                  Signature if held jointly

TPA1 #966529 v7



